ASSIGNMENT AND ASSUMPTION
                                       OF
                                PURCHASE CONTRACT

      This ASSIGNMENT AND ASSUMPTION OF PURCHASE CONTRACT (the "Assignment") is dated this 21st day of March, 2005 between MICRON REALTY LLC, a New York limited liability company ("Assignor"), and First Union REIT L.P., a Delaware limited partnership ("Assignee").

                                   WITNESSETH:

      WHEREAS, Assignor is a party to that certain Purchase and Sale Agreement, dated March 10, 2005, between Amherst Investors Business Trust, a Delaware business trust, as seller ("Amherst"), and Assignor, as purchaser (the "Contract"), a true and correct copy of which is attached hereto as Exhibit A;

      WHEREAS, Assignee desires to have the Contract assigned to it, and Assignor desires to assign the Contract to Assignee, all on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Contract.

      2. Assignment. Assignor hereby assigns unto Assignee, all of its right, title and interest, as purchaser, to the Contract, including without limitation, the Initial Deposit.

      3. Assumption. Assignee hereby assumes and agree to perform each and every obligation under the Contract with respect to the purchaser accruing on and after the date hereof.

      4. Initial Deposit. Simultaneously with the execution of this Assignment by Assignor and Assignee, Assignee shall reimburse Assignor $100,000, representing the Initial Deposit, by wire transfer or certified check as directed by Assignor.

      5. Termination. (a) On or prior to Diligence Period. Assignee shall have the right to terminate this Assignment at any time prior to April 8, 2005 by giving written notice thereof to Assignor, and shall, if requested by Assignor, reassign all right, title and interest in the Contract, including the Initial Deposit, to Assignor in consideration for the payment of $100,000 by Assignor to Assignee, and Assignee shall deliver to Assignor all third party reports obtained by Assignee for the Property upon reimbursement by Assignor of the costs of such reports.

            (b) On or prior to Closing. Assignee shall have the right to terminate this Assignment at any time prior to May 9, 2005 by giving written notice thereof to Assignor, and shall, if requested by Assignor, reassign all right, title and interest in the Contract, including the Initial Deposit and Additional Deposit, to Assignor in consideration for the payment of $250,000 by Assignor to Assignee, and Assignee shall deliver to Assignor all third party reports obtained by Assignee for the Property.

      It is understood and agreed that Assignee shall be responsible for all costs and expenses associated with the due diligence and title searches incurred by Assignee even in the event Assignee terminates this Assignment and that in the event that Assignor elects to not have the Contract reassigned to it, Assignee shall indemnify and save harmless Assignor from all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind whatsoever, including, without limitation, reasonable attorneys' fees and experts' fees and disbursements, which may at any time be imposed upon, incurred by or asserted or awarded against Assignee in favor of Amherst pursuant to the terms of the Contract and arising solely out of Assignee's termination of the Contract.

      6. Representations and Warranties. Assignor and Assignee each hereby represent, warrant and covenant to the other that:

            (i) the execution and delivery of this Assignment and the consummation of the transactions contemplated hereby to be performed by it have been duly and validly authorized by all necessary action on its part and no other proceedings on the part of such party is necessary to authorize this Assignment or to consummate the transactions so contemplated;

            (ii) It has all requisite power and authority to execute and deliver this Assignment, and to consummate the transactions hereby contemplated and to take all other actions required to be taken by it pursuant to the provisions hereof; and, this Assignment and all other documents and agreements contemplated hereby are its legal, valid and binding obligation, enforceable against it in accordance with their terms; and

            (iii) no consent, approval, authorization or notification of, or declaration, filing or registration with, any governmental entity is required on behalf of or on the part of such party in connection with the execution, delivery, or performance of this Assignment by such party.

      Assignor further represents, warrants and covenants to Assignee that it is the absolute owner of the purchaser's interest in the Contract, and that other than this Assignment, there are no other pledges or assignments of the Contract.

      7. Notices. All communications hereunder shall be in writing and shall be sent either by facsimile (followed by regular mail), overnight mail, registered or certified mail, return receipt requested; if intended for Assignee, shall be addressed to it at Two Jericho Plaza, Wing A, Suite 111, Jericho, New York, Facsimile No. (516) 433-2777, Attention: Mr. John Alba or at such other address of which Assignee shall have given notice to other parties hereto in the manner herein provided; if intended for Assignor shall be addressed to it at c/o GE Equities Corp., 1701 Utica Avenue, Brooklyn, New York, Facsimile No. (718) 859-0524 Attention: Eli Jacobowitz, with a copy to Jeffrey Levitan, Esq., 4429 18th Avenue, Brooklyn, New York 11204, Facsimile No. (718) 438-4947 or at such other address of which Assignor shall have given notice to Assignee in the manner herein provided.

      8. No Modification Except in Writing. This Assignment shall not be changed, modified, or amended except by a writing signed by the party to be charged, and this Assignment may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

      9 Further Assurances. Each of the parties hereto hereby agrees to execute and deliver all such further documents and take all such further actions as shall be necessary, desirable or expedient to consummate the transactions contemplated hereby.

      10. Entire Agreement. This Assignment sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature among them.

      11. Severability. If any provision of this Assignment or the application of any provision hereof to any person or circumstances is held invalid, the remainder of this Assignment and the application of such provision to other persons or circumstances shall not be affected unless the provision held invalid shall substantially impair the benefits of the remaining portions of this Assignment.

      12. Assignment. This Assignment may not be assigned by either party hereto without the prior written consent of the other party; provided, however, Assignee shall have the right to assign the Contract to a wholly owned subsidiary.

      13. Governing Law. This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof.

      14. Captions. The captions appearing in this Assignment are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Assignment or any of the provisions hereof.

      15. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original.

      16. No Broker. Assignor and Assignee each represents and warrants to the other that no broker, finder or like agent brought about this assignment and each party agrees to indemnify and hold harmless the other party from and against a breach of the foregoing representation. This paragraph 16 shall survive the closing or earlier termination of the Contract.

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment as the day and year first above written.


                                        FIRST UNION REIT L.P.

                                        By: First Union Real Estate Equity and
                                            Mortgage Investments,
                                            Its General Partner

                                            By
                                               ---------------------------------
                                               John Alba
                                               Senior Vice President


                                        MICRON REALTY LLC

                                        By:
                                            ------------------------------------